UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
 (Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  June 30, 2016

Item 1. Reports to Stockholders.

AEGIS Value Fund Class A (AVFAX) Class I (AVALX)
SEMI-ANNUAL REPORT June 30, 2016

Shareholders’ Letter

August 2, 2016

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended June 30, 2016.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Performance

			Annualized
	Three Month	Year- to-Date	One Year	Three Year	Five Year	Ten Year	Since I Share Inception	Since A Share Inception
Class I shares (AVALX) – at NAV (inception 5/15/98)	17.89%	46.18%	8.05%	-2.78%	4.56%	4.99%	9.32%	N/A
Class A shares (AVFAX) – at NAV (inception 2/26/14)	17.80%	46.07%	7.81%	N/A	N/A	N/A	N/A	-8.18%
Class A shares (AVFAX) –With Load	13.38%	40.54%	3.80%	N/A	N/A	N/A	N/A	-9.67%
Russell 2000 Value Index	4.31%	6.08%	-2.58%	6.36%	8.15%	5.15%	7.38%	1.06%
S&P 500 Index	2.46%	3.84%	3.99%	11.66%	12.10%	7.42%	5.54%	7.90%

Performance data quoted represents past performance.  Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.  The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.53% and 1.78%, respectively per the Fund’s most recent Prospectus. The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.50%, and 1.75%, respectively. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2017.  Performance data for the AVFAX shares reflect the Class A maximum sales charge of 3.75%.  Performance data shown for the Class A–at NAV does not reflect the maximum sales charge.  If reflected, total return would be reduced.

Aegis Value Fund	Class I	Class A
Net Assets	$131.4 Million	$1.6 Million
NAV / Share	$14.56	$14.49
Net Expense Ratio*	1.50%	1.75%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions	None	None

*  As reported in the Fund’s Prospectus dated April 30, 2016.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2016, the Fund Class I shares have posted a cumulative gain of 402.57%, compared to a cumulative gain of 263.32% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 210.11%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 165.88%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through June 30, 2016, the Fund Class A shares have posted a cumulative loss of 18.10% at net asset value, compared to a cumulative gain of 2.50% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 0.79%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 19.48%.

For the six month period ending June 30, 2016, the Fund Class I shares gained 46.18%, outperforming the Russell 2000 Value Index, which increased 6.08%.  Fund performance was most positively impacted by investments in the precious metals mining sector led by Coeur Mining, Guyana Goldfields, Alamos Gold and Endeavour Mining.  The Fund’s largest positions, Alliance One International, WPX Energy and Delta Apparel also posted strong gains that meaningfully contributed to first half performance.  Resolute Forest Products and Photronics Inc. were the lone investments that negatively impacted Fund performance by more than one percent through midyear.  The Russell 2000 Index lost 2.22% while the S&P 500 gained 3.84% over the same period.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the Second Quarter 2016 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.  Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2016
 (Unaudited)

Important Note

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and CDSC redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Fund charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 – June 30, 2016, for the Aegis Value Fund Class I and Class A.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 1/1/16	Ending Account Value(1) 6/30/16	Expenses Paid During Period	Ending Account Value(1) 6/30/16	Expenses Paid During Period
Aegis Value Fund –
Class A	$1,000.00	$1,460.70	$10.71(2)	$1,024.86	$8.81(2)
Aegis Value Fund –
Class I	$1,000.00	$1,461.80	$ 9.18(3)	$1,024.86	$7.55(3)

(1)
The actual ending account value is based on the actual total return of the Fund for the period January 1, 2016 to June 30, 2016 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period between 1/1/2016 – 6/30/2016).
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period between 1/1/2016 – 6/30/2016).

Please see performance data disclosure on page 3.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $10,000 Investment in Aegis Value Fund – Class I
(assumes investment made on June 30, 2006)

Aegis Value Fund
Portfolio Characteristics
June 30, 2016
(Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stock			90.0%
Auto Components		0.6%
Banks		0.0%
Capital Markets		0.2%
Chemicals		0.6%
Diversified Telecommunication Services		4.4%
Electronic Equipment, Instruments & Components		1.0%
Energy Equipment & Services		9.4%
Hotels, Restaurants & Leisure		2.6%
Household Durables		1.0%
Insurance		4.3%
Machinery		2.6%
Metals & Mining		29.8%
Diversified Metals & Mining	3.3%
Gold, Silver & Precious Metals & Minerals	21.1%
Mining Services	2.9%
Steel	2.5%
Oil, Gas & Consumable Fuels		8.2%
Paper & Forest Products		8.6%
Real Estate Management & Development		0.3%
Semiconductor & Semiconductor Equipment		1.9%
Specialty Retail		0.8%
Textiles, Apparel & Luxury Goods		4.3%
Thrifts & Mortgage Finance		0.2%
Tobacco		9.2%
Warrants			0.1%
Metals & Mining		0.1%
Other Assets in Excess of Liabilities			9.9%
Total Net Assets			100.0%

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2016
(Unaudited)

		Shares	Value
Common Stocks – 90.0%
Consumer Discretionary – 9.3%
Auto Components – 0.6%
Sypris Solutions, Inc.(1)		1,035,491	$880,167
Hotels, Restaurants & Leisure – 2.6%
Bowl Amer, Inc. – Class A		9,481	135,578
Luby’s, Inc.(1)		230,603	1,157,627
Ruby Tuesday, Inc.(1)		599,971	2,165,896
			3,459,101
Household Durables – 1.0%
Natuzzi S.p.A. – SP ADR(1)(2)		373,265	541,234
Retail Holdings N.V.(1)		57,305	773,618
			1,314,852
Specialty Retail – 0.8%
Citi Trends Inc.		51,521	800,121
Reitmans Canada Ltd – Class A(2)(5)	CAD	73,934	252,115
			1,052,236
Textiles, Apparel & Luxury Goods – 4.3%
Delta Apparel, Inc.(1)		254,431	5,737,419
Total Consumer Discretionary			12,443,775
Consumer Staples – 9.2%
Tobacco – 9.2%
Alliance One International, Inc.(1)(3)		791,951	12,196,045
Energy – 17.6%
Energy Equipment & Services – 9.4%
Deep Down, Inc.(1)		561,348	544,508
Gulfmark Offshore, Inc. Class A(1)		120,109	375,941
McDermott International, Inc.(1)(2)		1,053,204	5,202,828
Mitcham Industries, Inc.(1)(3)		837,067	3,139,001
Paragon Offshore PLC(1)(2)	GBP	950,175	712,631
Parker Drilling Co.(1)		1,122,213	2,569,868
			12,544,777

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2016
(Unaudited)

		Shares	Value
Oil, Gas & Consumable Fuels – 8.2%
Ardmore Shipping Corp		141,419	$957,407
Cloud Peak Energy, Inc.(1)		463,000	953,780
Comstock Resources, Inc.(1)		58,519	49,173
Questerre Energy Corp. – Class A(1)	CAD	1,593,800	240,560
WPX Energy, Inc.(1)		931,807	8,675,123
			10,876,043
Total Energy			23,420,820
Financials – 5.0%
Banks – 0.0%
Citizens Bancshares Corp.(5)		3,024	21,879
Capital Markets – 0.2%
US Global Investors, Inc. – Class A		181,910	309,247
Insurance – 4.3%
Conifer Holdings, Inc.(1)(3)		420,988	2,921,656
Echelon Financial Holdings, Inc.(1)	CAD	301,212	2,776,760
			5,698,416
Real Estate Management &
Development – 0.3%
Public Service Properties Investments Ltd.(1)(2)	GBP	558,197	373,781
Thrifts & Mortgage Finance – 0.2%
First Federal of Northern Michigan Bancorp, Inc.		35,640	244,134
Total Financials			6,647,457
Industrials – 2.6%
Machinery – 2.6%
Hardinge, Inc.		232,383	2,337,773
The Greenbrier Companies, Inc.		38,871	1,132,312
			3,470,085
Total Industrials			3,470,085

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2016
(Unaudited)

		Shares	Value
Information Technology – 2.9%
Electronic Equipment, Instruments & Components – 1.0%
Vishay Intertechnology, Inc.		105,989	$1,313,204
Semiconductors & Semiconductor Equipment – 1.9%
Photronics, Inc.(1)		235,234	2,095,935
Rubicon Technology, Inc.(1)		611,200	415,616
			2,511,551
Total Information Technology			3,824,755
Materials – 39.0%
Chemicals – 0.6%
Bracell Limited(2)(5)	HKD	3,989,332	843,094
Metals & Mining – 29.8%
Diversified Metals & Mining – 3.3%
Amerigo Resources Ltd.(1)(2)(3)(5)	CAD	8,906,800	1,055,456
Nevsun Resources Ltd.(2)	CAD	1,124,962	3,307,388
			4,362,844
Gold, Silver & Precious
Metals & Minerals – 21.1%
Alamos Gold, Inc. – Class A(2)	CAD	503,140	4,327,004
AuRico Metals, Inc.(1)(2)	CAD	274,285	213,942
Avino Silver & Gold Mines Ltd.(1)(2)	CAD	312,510	759,399
Coeur Mining Inc.(1)		402,355	4,289,104
Continental Gold, Inc.(1)(2)	CAD	1,238,600	3,480,102
Dalradian Resources, Inc.(1)(2)	CAD	4,539,122	3,443,119
Dundee Precious Metals Inc.(1)(2)	CAD	1,298,490	3,067,033
Endeavour Mining Corporation(1)(2)	CAD	241,757	4,103,666
GoldQuest Mining Corp.(1)	CAD	2,849,300	1,036,550
Lydian International, Ltd.(1)(2)	CAD	1,748,960	514,420
Perseus Mining Limited(1)(2)	CAD	1,174,077	454,382
Sulliden Mining Capital, Inc.(1)	CAD	407,693	118,337
Tahoe Resources Inc.(2)	CAD	49,393	739,413
Timmins Gold Corp.(1)(2)	CAD	440,722	165,271

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2016
(Unaudited)

		Shares	Value
Gold, Silver & Precious
Metals & Minerals – 21.1% (Continued)
TMAC Resources Inc.(1)(2)	CAD	116,906	$1,352,796
			28,064,538
Mining Services – 2.9%
Geodrill Ltd.(1)(2)(3)	CAD	2,838,178	3,822,462
Steel – 2.5%
Universal Stainless & Alloy Products, Inc.(1)		311,545	3,395,841
Total Metals & Mining			39,645,685
Paper & Forest Products – 8.6%
Interfor Corp.(1)(2)	CAD	141,960	1,215,958
Mercer International, Inc.		371,705	2,966,206
Resolute Forest Products, Inc.(1)		1,356,783	7,177,382
			11,359,546
Total Materials			51,848,325
Telecommunication Services – 4.4%
Diversified Telecommunication Services – 4.4%
Alaska Communications Systems Group, Inc.(1)(3)		3,241,731	5,510,943
Hawaiian Telcom Holdco Inc(1)		17,174	363,917
Total Telecommunication Services			5,874,860
Total Common Stocks (Cost $145,749,866)			119,726,122

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2016
(Unaudited)

	Shares	Value
Warrants – 0.1%
Materials – 0.1%
Metals & Mining – 0.1%
Avino Silver & Gold Mines Ltd., Exercise Price: $2.87, 02/25/2017(1)(4)(6)	311,922	$112,292
Total Warrants (Cost $262,015)		112,292
Total Investments – 90.1% (Cost $146,011,881)		119,838,414
Other Assets in Excess of Liabilities – 9.9%		13,120,935
Net Assets – 100.0%		$132,959,349

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
(5)	Level 2 securities.
(6)	Level 3 securities.
ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
HKD — Hong Kong Dollar
The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2016
 (Unaudited)

Assets
Investments in unaffiliated securities, at value (cost $104,473,187)	$91,192,851
Investments in affiliated securities*, at value (cost $41,538,694)	28,645,563
Total investments in securities, at value (cost $146,011,881)	$119,838,414
Cash	15,010,508
Receivable for investment securities sold	1,083,141
Receivable for Fund shares sold	19,293
Interest and dividends receivable	80,995
Prepaid assets	51,450
Total Assets	136,083,801
Liabilities
Accrued Trustee and chief compliance officer fees	9,770
Payable for investment securities purchased	2,816,217
Payable for distribution fees	1,670
Payable for Fund shares redeemed	79,654
Payable to Investment Advisor	142,686
Other payables	74,455
Total Liabilities	3,124,452
Net Assets	$132,959,349

Net assets consist of:
Paid-in capital	170,819,723
Accumulated undistributed net investment loss	(972,307)
Accumulated net realized loss on investments and foreign currency transactions	(10,714,600)
Net unrealized depreciation on investments and foreign currency transactions	(26,173,467)
Net Assets	$132,959,349

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2016
(Unaudited)

Class A Shares
Net Assets	$1,627,746
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	112,305
Net asset value, redemption price per share	$14.49
Maximum offering price per share, after sales load (96.25/100)	$15.05	**

Class I Shares
Net Assets	$131,331,603
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	9,016,959
Net asset value per share	$14.56

*	Please refer to Note 7 for additional details.
**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Operations
For The Six Months Ended June 30, 2016
(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$253,086
Total investment income	253,086
Expenses
Investment advisory fees (Note 3)	682,276
Transfer agent & custody fees	47,007
Fund servicing fees	38,517
Registration fees	20,828
Directors & chief compliance officer fees	17,026
Legal fees	15,730
Insurance fees	12,194
Audit fees	11,663
Printing and postage fees	10,750
Distribution fees – Class A (Note 4)	1,205
Miscellaneous fees	564
Gross expenses	857,760
Waiver of fees (Note 3)	(3,710)
Net Expenses	854,050
Net Investment Loss	(600,964)
Realized and unrealized gain on investments and foreign currencies:
Net realized gain from:
Investments in unaffiliated companies	5,390,819
Investments in affiliated companies (Note 7)	769,839
Net realized gain on investments and foreign currency transactions	6,160,658
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	33,194,144
Investments in affiliated companies (Note 7)	2,095,368
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	35,289,512
Net realized and unrealized gain on investments and foreign currencies	41,450,170
Net increase in net assets resulting from operations	$40,849,206

#	Net of foreign tax withholding of $21,156.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

(This Page Intentionally Left Blank.)

Aegis Value Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(Unaudited)
Operations
Net investment loss	$(600,964)	$(599,967)
Net realized gain (loss) on investments and foreign currency transactions	6,160,658	(9,362,556)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	35,289,512	(24,376,056)
Net increase (decrease) in net assets resulting from operations	40,849,206	(34,338,579)
Distributions
Net investment income – Class I	—	(43,610)
Net decrease in net assets resulting from distributions paid	—	(43,610)
Capital share transactions*
Subscriptions – Class A	1,216,321	28,351
Subscriptions – Class I	13,215,153	25,881,764
Distributions Reinvested – Class I	—	41,591
Redemptions – Class A	(140,688)	(92,579)
Redemptions – Class I	(25,849,381)	(48,573,256)
Net decrease in net assets resulting from capital share transactions	(11,558,595)	(22,714,129)
Total Increase (Decrease) in Net Assets	29,290,611	(57,096,318)
Net Assets
Beginning of period	103,668,738	160,765,056
End of period	$132,959,349	$103,668,738
Accumulated undistributed net investment income/(distributions in excess of net investment income) at end of period	$(972,307)	$(371,343)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(Unaudited)
*Share information – Class A
Subscriptions	109,282	2,182
Redemptions	(11,093)	(7,741)
Net increase (decrease) in shares	98,189	(5,559)
Beginning shares	14,116	19,675
Ending shares	112,305	14,116
*Share information – Class I
Subscriptions	1,010,759	2,092,439
Distributions reinvested	—	3,961
Redemptions	(2,385,413)	(3,939,287)
Net decrease in shares	(1,374,654)	(1,842,887)
Beginning shares	10,391,613	12,234,500
Ending shares	9,016,959	10,391,613

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period:

	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015	For the Period from February 26, 2014 (Commencement of Operations) to December 31, 2014
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$9.92		$13.09	$21.29
Income from investment operations:
Net investment loss(5)	0.03		(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currencies	4.54		(3.07)	(5.26)
Total from investment operations	4.57		(3.17)	(5.42)
Less distributions to shareholders from:
Net realized capital gains	—		—	(2.78)
Total distributions	—		—	(2.78)
Net asset value, end of period	$14.49		$9.92	$13.09
Total investment return(1)	46.07	%(3)	-24.22%	-26.01	%(3)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.75	%(4)	1.75%	1.75	%(4)
Expenses before reimbursement/recapture and fees paid	1.75	%(4)	1.78%	1.79	%(4)
Net investment loss	(1.31	)%(4)	(0.67)%	(1.04	)%(4)
Portfolio turnover(2)	18	%(3)	30%	32	%(3)
Net assets at end of period (000’s)	$1,628		$140	$258

(1)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is 40.54%, -27.06% and -28.79%, respectively.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	Not Annualized.
(4)	Annualized.
(5)	Per share net investment income (loss) was calculated prior to tax adjustment, using average shares method.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period:

	For the Six Months Ended June 30, 2016					For the Four Months Ended December 31, 2013(4)

			Years Ended December 31,
			2015	2014
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$9.96		$13.12	$21.28		$20.55
Income from investment operations:
Net investment loss(1)	(0.07)		(0.05)	(0.15)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	4.67		(3.11)	(5.23)		1.50
Total from investment operations	4.60		(3.16)	(5.38)		1.44
Less distributions to shareholders from:
Net investment income	—		— (6)	—		(0.03)
Net realized capital gains	—		—	(2.78)		(0.68)
Total distributions	—		—	(2.78)		(0.71)
Net asset value, end of period	$14.56		$9.96	$13.12		$21.28
Total investment return	46.18	%(2)	-24.00%	-25.82	%(5)	7.07	%(2)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.50	%(3)	1.50%	1.46%		1.38	%(3)
Expenses before reimbursement/recapture and fees paid	1.51	%(3)	1.53%	1.47%		1.38	%(3)
Net investment loss	(1.05	)%(3)	(0.42)%	(0.76)%		(0.79	)%(3)
Portfolio turnover(7)	18	%(2)	30%	32%		13	%(2)
Net assets at end of period (000’s)	$131,332		$103,529	$160,507		$295,513

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.
(5)	Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6)	Less than 0.01 per shares.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights – (continued)

The table below sets forth financial data for a share outstanding in the Fund throughout each period:

	Years Ended August 31,
	2013	2012	2011
Per Share Data
Net asset value, beginning of period	$14.56	$13.16	$10.52
Income from investment operations:
Net investment loss(1)	(0.02)	—	(0.10)
Net realized and unrealized gain on investments and foreign currencies	6.02	1.40	2.74
Total from investment operations	6.00	1.40	2.64
Less distributions to shareholders from:
Net investment income	(0.01)	—	—
Total distributions	(0.01)	—	—
Net asset value, end of period	$20.55	$14.56	$13.16
Total investment return	41.23%	10.64%	25.10%
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.43%	1.47%	1.48%
Expenses before reimbursement/recapture and fees paid	1.43%	1.47%	1.48%
Net investment income (loss)	(0.09)%	0.02%	(0.72)%
Portfolio turnover(2)	35%	20%	29%
Net assets at end of period (000’s)	$295,513	$146,281	$152,097

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2016
(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Aegis Value Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations February 26, 2014. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include

Notes to Financial Statements
June 30, 2016
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject

Notes to Financial Statements
June 30, 2016
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$12,191,660	$252,115	$—	$12,443,775
Consumer Staples	12,196,045	—	—	12,196,045
Energy	23,420,820	—	—	23,420,820
Financials	6,625,578	21,879	—	6,647,457
Industrials	3,470,085	—	—	3,470,085
Information Technology	3,824,755	—	—	3,824,755
Materials	49,949,775	1,898,550	—	51,848,325
Telecommunication Services	5,874,860	—	—	5,874,860
Warrants
Materials	—	—	112,292	112,292
Total	$117,553,578	$2,172,544	$112,292	$119,838,414

The following is a summary of quantitative information about significant unobservable valuation inputs for the Aegis Value Fund approved by the Board at a regular meeting for Level 3 Fair Value Measurements for investments held as of June 30, 2016:

Investments	Fair Value as of 6/30/2016	Valuation Technique	Unobservable Inputs	Range
Avino Silver & Gold Mines, Ltd.
Exercise Price: $2.87, 02/25/2017	$112,292	Fair Valuation by Advisor	Pricing Model	$0.36

Notes to Financial Statements
June 30, 2016
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a reconciliation of the Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the six months ended June 30, 2016:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Six Months Ended 6/30/2016
Beginning Balance as of 12/31/15	$6,239
Unrealized gains included in earnings	106,053
Ending Balance as of 6/30/16	$112,292

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$106,053

During the period ended June 30, 2016, there were the following transfers between Level 1, Level 2 and Level 3 for the Fund.

Transfers	Market Value
Level 1 into Level 2	$1,307,571
Level 2 into Level 1	$5,310,836

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor. The transfers from Level 2 to Level 1 were due to certain securities switching to a direct quote in an active market from an evaluated price obtained from the pricing vendor.

The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult

Notes to Financial Statements
June 30, 2016
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at

Notes to Financial Statements
June 30, 2016
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2016 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2017, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.75% for Class A and 1.50% for

Notes to Financial Statements
June 30, 2016
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

Class I, of the Fund’s average daily net assets. During the six months ended June 30, 2016, the Advisor waived fees in the amount of $3,710 for the Fund.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.75% for Class A and 1.50% for Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2016, there was $79,135 of fees available to be recovered no later than December 31, 2019, of which, $8,009, $47,999 and $23,127 are recoverable through December 31, 2019, 2018 and 2017, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares incurred $1,205 in expenses pursuant to the 12b-1 Plan for the six months ended June 30, 2016.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the six months ended June 30, 2016. There were no purchases or sales of U.S. Government securities during the period.

	Purchases	Sales
Aegis Value Fund	$18,874,735	$40,124,794

Notes to Financial Statements
June 30, 2016
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:
Aegis Value Fund
Tax cost of investments	$162,406,831
Unrealized appreciation	$9,413,660
Unrealized depreciation	$(71,946,062)
Net unrealized depreciation	$(62,532,402)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Aegis Value Fund
Undistributed ordinary income	$—
Undistributed long term gain	$—
Distributable earnings	$—
Other accumulated losses	$(16,177,178)
Unrealized depreciation on investments	$(62,532,402)
Total accumulated loss	$(78,709,580)

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

As of December 31, 2015, the Aegis Value Fund had the following capital loss carryover and expirations. To the extent that each Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

	Long Term Amount	Short Term Amount	Expiration
Aegis Value Fund	$4,354,927	$11,822,251	Indefinite

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2015. The reclassifications were primarily a result of the differing book/taxtreatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Aegis Value Fund
Accumulated Net Investment Loss	$464,023
Accumulated Net Realized Loss	$46,560
Paid In Capital	$(510,583)

Notes to Financial Statements
June 30, 2016
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The tax components of dividends paid during the six months ended June 30, 2016 and the year ended December 31, 2015 were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
Aegis Value Fund	$—	$—	$43,610	$—

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Fund as of June 30, 2016 amounted to $28,645,563, representing 21.54% of net assets. A summary of affiliated transactions for the period ended June 30, 2016 is as follows:

Notes to Financial Statements
June 30, 2016
 (Unaudited)

7. Investments in Affiliated Companies* – (continued)

Aegis Value Fund
December 31, 2015	Alaska Communi- cations Systems Group, Inc.**	Alliance One International Inc.	Amerigo Resources Ltd.	Conifer Holdings, Inc.**	Delta Apparel Inc***
Balance
Shares	2,220,703	803,250	8,906,800	—	496,073
Cost	$4,685,455	$19,429,090	$6,309,422	$—	$3,753,783
Market Value	$3,886,230	$9,213,282	$1,196,183	$—	$6,964,865
Gross Additions
Shares	1,021,028	1	—	420,988	—
Cost	$1,761,915	$—	$—	$2,688,174	$—
Gross Deductions
Shares	—	11,300	—	—	89,205
Cost	$—	$388,818	$—	$—	$629,239
Proceeds	$—	$120,182	$—	$—	$1,464,294
June 30, 2016
Balance
Shares	3,241,731	791,951	8,906,800	420,988	—
Cost	$6,447,370	$19,040,272	$6,309,422	$2,688,174	$—
Market Value	$5,510,943	$12,196,045	$1,055,456	$2,921,656	$—
Realized gain (loss)	$—	$(268,636)	$—	$—	$835,055
Investment income	$—	$—	$—	$—	$—

December 31, 2015	Geodrill Ltd.	Mitcham Industries Inc.	Public Service Properties Investments Ltd.***	Total
Balance
Shares	2,715,251	837,067	1,527,056	—
Cost	$1,346,961	$5,605,663	$736,136	$41,866,509
Market Value	$1,206,822	$2,519,572	$1,091,832	$26,078,786
Gross Additions
Shares	122,927	—	—	—
Cost	$100,833	$—	$—	$708,448
Gross Deductions
Shares	—	—	968,860	—
Cost	$—	$—	$484,607	$1,411,033
Proceeds	$—	$—	$661,676	$2,134,774
June 30, 2016
Balance
Shares	2,838,178	837,067	—	—
Cost	$1,447,794	$5,605,663	$—	$41,538,694
Market Value	$3,822,462	$3,139,001	$—	$28,645,563
Realized gain (loss)	$—	$—	$203,420	$769,839
Investment income	$—	$—	$—	$—

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**	These securities were not affiliated as of 12/31/2015.
***	These securities were no longer affiliated as of 6/30/2016.
Note:	Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of an issuer’s outstanding securities).

Notes to Financial Statements
June 30, 2016
 (Unaudited)

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2016, events and transactions subsequent to June 30, 2016 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
 (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund have adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on February 8, 2016, the Board considered and approved the investment advisory agreement (the “Agreement”) between the Aegis Value Fund, a series of The Aegis Funds (the “Fund”), and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”). In its deliberations on the Agreement, the Board considered the Section 15(c).

Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by

Other Information
 (Unaudited)

the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Trustees reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of these services. The Trustees evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. They considered information regarding AFC’s resources and compensation arrangements, including its in-house research and portfolio management support capabilities and recent changes to personnel. On the basis of these and other factors, the Trustees determined that the scope, nature and quality of the services provided by AFC to the Fund are consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund are appropriate.

B. The Investment Performance of the Fund and AFC

In connection with its review, The Trustees reviewed information prepared by AFC and USBFS comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2015).

The Trustees noted that during the one year period ended December 31, 2015, the Aegis Value Fund - Class I Share returned -24.00%, and the Class A Share returned -24.22% without load, -27.06% with load. Its index benchmark, the Russell 2000 Value Index, returned -7.47% during the same period. For the three-year period ending December 31, 2015, the Class I Share had an average annual total return of -8.67%, versus the average annual total return for the Russell 2000 Value Index of 9.06%. For the five-year period, the Class I Share had an average annual total return of -1.61%, versus the average annual total return for the index of 7.67%. For the ten-year period, the Class I Share had an average annual total return of 1.78%, versus the average annual total return for the index of 5.57%. From inception on May 15, 1998 through December 31, 2015, the Class I Share has returned an average annual total return of 7.26% versus 7.23% for the index. From inception on February 26, 2014 through December 31, 2015, the Class A share (without load) returned -26.93%, and

Other Information
 (Unaudited)

the Class A shares (with load) returned -28.43%, compared to the Russell 2000 Value Index, which returned -1.85% for the same period.

Based on the Fund’s comparative performance information presented at the Meeting, the Board concluded that the Fund’s performance was satisfactory.

C. AFC Profitability

The Trustees reviewed AFC’s draft fiscal year 2015 income statement and balance sheet and its profitability estimates for the next year. They considered information provided by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) to the extent applicable, the level of the Fund’s net assets and expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients for AFC.

The Trustees determined that the Adviser’s profitability and other benefits to the Adviser from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.

D. Economies of Scale

The Trustees reviewed information regarding economies of scale and other efficiencies resulting from increases, if any, in the Fund’s asset levels and whether the existing advisory fee arrangement might require adjustment or breakpoints. The Trustees noted that, from December 2014 to December 2015, the assets of the Fund decreased from $162 million to $104 million and that the Adviser continues to reimburse expenses to the Fund under the Expense Limitation Agreement.

The Trustees determined that the Fund would have to show substantial growth in assets before any significant economies of scale could be achieved and that under the current circumstances changes to the advisory fee arrangement were not warranted at this time.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Trustees reviewed the advisory fee paid to AFC and the Fund’s overall gross expense ratio and net expense ratio, and considered whether the fee was reasonable in light of the services provided and the fees charged by other advisers to peer group funds. In evaluating the Fund’s advisory fee, the Trustees took into account the demands, complexity and quality of the investment management of the Fund. They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change.

Other Information
 (Unaudited)

The Trustees considered that the Fund paid AFC an advisory fee of 1.20% of average daily net assets for the year ended December 31, 2015 and that other expenses for Class I shares were capped at 0.30%, for a total net expense ratio of 1.50% for Class I shares.  They considered information reflecting that the Class I shares’ actual gross expenses for the year ended December 31, 2015 were approximately 1.53%, and for the year ended December 31, 2014 were 1.47% of average daily net assets. They considered information reflecting that other expenses for Class A shares were capped at 0.55%, for a total net expense ratio of 1.75% for Class A shares.  They considered information showing that the Class A shares’ actual gross expenses for the year ended December 31, 2015 were approximately 1.78% and for the year ended December 31, 2014 were 1.79%. They noted that the expenses of the Class I and Class A shares above the respective caps are paid by AFC under the Expense Limitation Agreement between the Fund and AFC. AFC reimbursed the Fund $47,999 and $27,426 in 2015 and 2014 respectively.

The Trustees considered information showing that the median gross expense ratio of the 328 small cap value funds currently tracked by Morningstar (“Peer Group Funds”) is 1.39%, and that the median net expense ratio of the Peer Group Funds is 1.28%. They reviewed information showing that the median management fee percentage of the Peer Group Funds is 0.84%, with an average median size of the funds being $232.5 million. They also considered information showing that the range of net expense ratios (less 12b-1) for the Peer Group Funds was between 0.56% and 2.53%, and that the range of advisory fees for the Peer Group Funds was between 0.45% and 1.22%. They also considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided by the Adviser to those accounts and to the Fund.

The Trustees concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable.

The Aegis Funds Privacy Notice
(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•	Social Security number and other information including address and date of birth
•	Asset and income
•	Account balances and account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

The Aegis Funds Privacy Notice
(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?	We collect your personal information, for example, when you
	•	open an account or perform transactions
	•	make a transfer or tell us where to send money
	•	tell us about your personal financial information
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	•	sharing for affiliates’ everyday business purposes—information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	See Other important information.
Other important information
Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

The Aegis Funds	Custodian
c/o U.S. Bancorp Fund Services, LLC	U.S. Bank, N.A.
615 East Michigan Street	Custody Operations
Milwaukee, Wisconsin 53202	1555 North RiverCenter Drive, Suite 302
Phone: (800) 528-3780	Milwaukee, Wisconsin 53212
www.aegisfunds.com
Administrator, Transfer Agent and Fund
Board of Trustees	Accountant
Scott L. Barbee	U.S. Bancorp Fund Services, LLC
David A. Giannini	615 East Michigan Street
Eskander Matta	Milwaukee, Wisconsin 53202
V. Scott Soler
Independent Registered Public Accounting
Officers	Firm
Scott L. Barbee, President	BBD, LLP
Sarah Q. Zhang, Treasurer/Secretary/	1835 Market Street, 26th Floor
Chief Compliance Officer	Philadelphia, Pennsylvania 19103

Investment Advisor	Counsel
Aegis Financial Corporation	Seward & Kissel, LLP
6862 Elm Street, Suite 830,	901 K Street N.W.
McLean, Virgina 22101	Washington, DC 20001

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date  September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date  September 6, 2016

By  /s/ Sarah Q. Zhang
       Sarah Q. Zhang, Treasurer

Date  September 6, 2016